UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 4, 2003

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9550 (Commission File Number)	62-1691861 (I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas (Address of Principal Executive Offices)	72919 (Zip Code)

Registrant’s telephone number including area code	(479) 201-2000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

A copy of the Company’s press release announcing the all-cash sale of nine skilled nursing operations in Southern California is attached as Exhibit 99.1. This sale is part of the Company’s previously announced strategy of divesting facilities that account for a disproportionately high share of its patient care liability costs.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003	BEVERLY ENTERPRISES, INC.

	By:	/s/ PAMELA H. DANIELS Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Beverly Enterprises, Inc. dated October 31, 2003.

4